FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This First Amendment Loan and Security Agreement (this “Amendment”), dated as of March 28, 2006, is by and between VISKASE COMPANIES, INC., a Delaware corporation (the “Borrower”), and WELLS FARGO FOOTHILL, INC., a California corporation (the “Lender”).

R E C I T A L S

A.   The Borrower and the Lender are parties to that certain Loan and Security Agreement dated as of June 29, 2004 (the “Original Loan Agreement”).

B.   The parties hereto desire to amend certain of the terms and provisions of the Original Loan Agreement (as the Original Loan Agreement is amended by this Amendment, and as the Original Loan Agreement may be further amended, modified or restated from time, collectively the “Loan Agreement”) as provided herein.

NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration (the receipt, sufficiency and adequacy of which are hereby acknowledged), the parties hereto (intending to be legally bound) hereby agree as follows:

1.     Definitions. Terms capitalized herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

2.     Amendments to Original Loan Agreement. Subject to the terms and conditions contained herein, the parties hereto hereby amend the Original Loan Agreement as follows:

(a)   Section 1.1 of the Original Loan Agreement is hereby amended by adding the clause “, which shall include such sales of Inventory from the Borrower to Viskase Mexico (as defined herein) subject to Section 7.13(c),” to the end of subsection (b) in the definition of “Permitted Dispositions.”

(b)   Section 6.2 of the Original Loan Agreement is hereby amended to provide that in all instances where any reporting covenants contained therein relate to Inventory, the Borrower shall report any Inventory of the Borrower located in Mexico separately from any other Inventory of the Borrower.

(c)   Section 7.1(g) of the Original Loan Agreement is hereby amended by deleting subsection (3) in its entirety and replacing it as follows and by adding a new subsection (4) to read as follows:

“,(3) Borrower or any of its Foreign Subsidiaries to the Borrower or its Foreign Subsidiaries in an amount not to exceed $5,000,000 in the aggregate at any time outstanding minus the aggregate dollar amount outstanding at such time of Accounts of the Borrower directly arising from the sale of Inventory by the Borrower to Viskase del Norte, S.A. de C.V. (“Viskase Mexico”) pursuant to Section 7.13(c) of this Agreement, so long as all such Indebtedness is subject to the Intercompany Subordination Agreement and (4) Viskase Mexico to the Borrower in an amount not to exceed $10,000,000 in the aggregate at any time outstanding, which amount represents loans for start-up costs and equipment, so long as such Indebtedness of Viskase Mexico to the Borrower is subject to the Intercompany Subordination Agreement.”

(d)   Section 7.13(c) of the Original Loan Agreement is hereby amended by inserting the phrase “except solely with respect to the sale of Inventory from the Borrower to Viskase Mexico at cost so long as the outstanding amount at any one time does not exceed $5,000,000 in the aggregate” at the beginning of such section.

(e)           Schedule 5.7(a) of the Loan and Security Agreement is hereby deleted in its entirety and Exhibit A attached hereto is substituted therefor.

(f)            Schedule 5.7(b) of the Loan and Security Agreement is hereby deleted in its entirety and Exhibit B attached hereto is substituted therefor.

(g)           Schedule 5.7(c) of the Loan and Security Agreement is hereby deleted in its entirety and Exhibit C attached hereto is substituted therefor.

(h)       Schedule 5.8(c) of the Loan and Security Agreement is hereby deleted in its entirety and Exhibit D attached hereto is substituted therefor.

3.     Waivers. In September of 2005, the Borrower formed a new Subsidiary, Viskase del Norte, S.A. de C.V., under the laws of Mexico (“Viskase Mexico”). The Borrower has transferred certain of its equipment and inventory located at its Indiana facility to Viskase Mexico’s facility (the “Equipment and Inventory Transfer”) and has made certain investments in Viskase Mexico (the “Initial Investments”). The formation of Viskase Mexico, the Equipment and Inventory Transfer and the Initial Investments have breached certain provisions of the Loan and Security Agreement. Upon satisfaction of the conditions set forth in Section 4 of this Amendment, the Lender hereby waives the Borrower’s violation of (a) Section 6.9 of the Loan and Security Agreement for failing to amend Schedule 5.5 to reflect the Equipment and Inventory Transfer, (b) Section 6.15 of the Loan and Security Agreement for failing to pledge 65% of the outstanding capital Stock of Viskase Mexico in favor of the Lender, (c) clause (i) of the definition of Permitted Investment as required pursuant to Section 7.12 of the Loan and Security Agreement for (i) failure to provide the Lender with 15 days prior written notice of the Initial Investments and (ii) making the Initial Investment while an Event of Default existed as a result of the Borrower’s breach of Section 6.15 of the Loan and Security Agreement described in clause (b) above, (d) Section 6.2 of the Loan Agreement by failing to deliver such items as required thereunder during the occurrence and continuance of a Triggering Event, and (e) Section 6.3(e) of the Loan and Security Agreement by failing to give notice to Lender of the violations described herein within 5 days of obtaining knowledge thereof.

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4.     Consent. The Borrower now desires to sell the equipment and inventory subject to the Equipment and Inventory Transfer to Viskase Mexico and certain other equipment and inventory to be transferred from its Indiana facility. The sale of such equipment referenced in the first sentence of this Section 4 will be evidenced by the Bill of Sale as set forth on Exhibit E attached hereto (such sale, the “Equipment Sale”). The sale of such inventory referenced in the first sentence of this Section 4 will be evidenced by ordinary course invoice. The Equipment Sale and Inventory Sale are permitted under Section 7.4 of the Loan and Security Agreement; provided, however, solely with respect to the Equipment Sale, so long as such sale meets the requirements of a Permitted Investment pursuant to Section 7.12 of the Loan and Security Agreement. At this time, the Borrower does not meet the requirements of clause (i) of the definition of Permitted Investment as (a) the Events of Default listed in Section 2 above currently exist and (b) the Borrower has not provided the Lender with 15 days prior written notice of the Equipment and Inventory Sale (collectively, the “Unsatisfied Requirements”). Upon satisfaction of the conditions set forth in Section 5 of this Amendment, the Lender hereby consents to the Equipment Sale and waives the Unsatisfied Requirements.

5.      Conditions Precedent. The amendments, waivers and consent contained in Section 2, 3 and 4 above are subject to, and contingent upon, the prior or contemporaneous satisfaction of each of the following conditions precedent, each in form and substance satisfactory to the Lender:

 (a)   The Borrower and the Lender shall have executed and delivered to each other this Amendment;

 (b)   The Borrower shall have executed and delivered in favor of Lender that certain First Amendment to Pledge Agreement of even date herewith (and acknowledged by Viskase Mexico);

 (c)   The Borrower shall have delivered to the Collateral Agent for the benefit of the Collateral Agent and the Lender that certain Promissory Note dated of even date herewith made by Viskase Mexico in favor of the Borrower in the original principal amount of $10,000,000, which shall be in form and substance satisfactory to the Lender;

 (d)   Viskase Mexico shall have executed and delivered in favor of Lender that certain Joinder No. 1 to Intercompany Subordination Agreement of even date herewith;

 (e)   The Borrower shall have paid to the Lender, a fully-earned, non-refundable amendment, waiver and consent fee in the amount of $50,000;

 (f)    The Borrower shall have paid the Lender’s legal counsel’s fees incurred in connection with this Amendment; and

 (g)   The Borrower shall have satisfied any other conditions of the Lender required in connection with this Amendment.

6.     Reference to and Effect on the Loan Agreement. Except as expressly provided herein, the Loan Agreement and all of the Loan Documents shall remain unmodified and continue in full force and effect and are hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of: (a) any right, power or remedy of the Lender under the Loan Agreement or any of the Loan Documents, or (b) any Default or Event of Default under the Loan Agreement or any of the Loan Documents.

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7.     Representations and Warranties of the Borrower. The Borrower hereby represents and warrants to the Lender, which representations and warranties shall survive the execution and delivery of this Amendment, that on and as of the date hereof and after giving effect to this Amendment:

(a)   The execution, delivery, and performance by Borrower of this Amendment have been duly authorized by all necessary action on the part of Borrower.

(b)   The execution, delivery, and performance by Borrower of this Amendment does not and will not (i) violate any provision of federal, state, or local law or regulation applicable to Borrower, the Governing Documents of Borrower, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of Borrower, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of Borrower, other than Permitted Liens, or (iv) require any approval of Borrower’s interest holders or any approval or consent of any Person under any material contractual obligation of Borrower, other than consents or approvals that have been obtained and that are still in force and effect.

(c)   This Amendment and all other documents contemplated hereby, when executed and delivered by Borrower will be the legally valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(d)   The representations and warranties of the Borrower set forth in the Loan Agreement and in the Loan Documents are true, correct and complete, in all material respects, on and as of the date hereof (except to the extent that such representation and warranty relates solely to an earlier date); provided, that the references to the Loan Agreement therein shall be deemed to include the Loan Agreement as amended by this Amendment.

(e)   The Borrower acknowledges that the Lender is specifically relying upon the representations, warranties and agreements contained in this Amendment and that such representations, warranties and agreements constitute a material inducement to the Lender in entering into this Amendment.

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8.     Release by the Borrower. In further consideration of the Lender’s execution of this Amendment, the Borrower hereby waives any defense, right of set-off or claim against Lender, and any of its affiliates, directors, officers, employees, agents and representatives existing as of the date hereof with respect to the Loan Agreement and the Loan Documents and Borrower hereby forever remises, releases, acquits, satisfies and forever discharges the Lender, and each of its successors, assigns, affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all claims, demands, liabilities, disputes, damages, suits, controversies, penalties, fees, losses, costs, expenses, reasonable attorneys’ fees, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent, that Borrower ever had, now has, or may have against or seek from any or all of the Releasees that arise from or relate to any actions that any or all of the Releasees may have taken or omitted to take prior to the date this Amendment was executed (or otherwise) with respect to the Obligations, any Collateral, the Loan Agreement and any of the Loan Documents, other than for the Lender’s gross negligence or willful misconduct.

9.     Reference to Loan Agreement; No Waiver.

9.1          Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Loan Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. The term “Loan Documents” as defined in Section 1.1 of the Loan Agreement shall include (in addition to the Loan Documents described in the Loan Agreement) this Amendment and any other agreements, instruments or other documents executed in connection herewith.

9.2          The Lender’s failure, at any time or times hereafter, to require strict performance by the Borrower of any provision or term of the Loan Agreement, this Amendment or the other Loan Documents shall not waive, affect or diminish any right of the Lender thereafter to demand strict compliance and performance therewith. In no event shall the Lender’s execution and delivery of this Amendment establish a course of dealing among the Lender, the Borrower, or any other obligor or in any other way obligate the Lender to hereafter provide any amendments or waivers with respect to the Loan Agreement. The terms and provisions of this Amendment shall be limited precisely as written and shall not be deemed: (A) to be a consent to a modification, amendment or waiver of any other term or condition of the Loan Agreement or of any other Loan Documents, or (B) to prejudice any right or remedy that the Lender or any Lender may now have under or in connection with the Loan Agreement or any of the other Loan Documents.

10.           Successors and Assigns; Amendment. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, Borrower may not assign this Amendment or any of its respective rights hereunder without the Lender's prior written consent. Any prohibited assignment of this Amendment shall be absolutely null and void. This Amendment may only be amended or modified by a writing signed by the Lender and the Borrower.

11.           Severability; Construction. Wherever possible, each provision of this Amendment shall be interpreted in such a manner so as to be effective and valid under applicable law, but if any provision of this Amendment is held to be prohibited by or invalid under applicable law, such provision or provisions shall be ineffective only to the extent of such provision and invalidity, without invalidating the remainder of this Amendment. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against Lender, whether under any rule of construction or otherwise. On the contrary, this Amendment has been reviewed by all parties hereto and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of the parties hereto.

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12.     Counterparts; Facsimile. This Amendment may be executed in one or more counterparts, each of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile shall also deliver a manually executed counterpart of this Amendment, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

13.     CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

 (a)   THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

 (b)   THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY BORROWER COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE LENDER ELECTS TO BRING SUCH ACTION OR WHERE BORROWER’S COLLATERAL OR OTHER PROPERTY MAY BE FOUND. BORROWER AND THE LENDER WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13(b).

 (c)   BORROWER AND THE LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. BORROWER AND THE LENDER REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

VISKASE COMPANIES, INC.
a Delaware corporation, as Borrower

By:	/s/ Gordon S. Donovan
Title:	Vice President and Chief Financial Officer

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Lender

By:	/s/ Ronald R. Cote
Title:	Vice President

EXHIBIT A

Schedule 5.7(a)

States of Organization

NAME OF ENTITY	STATE OF ORGANIZATION

Viskase Companies, Inc.	Delaware
Viskase Films, Inc.	Delaware
WSC Corp. d/b/a Wisconsin Steel Company	Delaware
Viskase Brasil Embalagens Ltda.	Brazil
Viskase Europe Limited	United Kingdom
Viskase Canada Inc.	Canada
Viskase S.A.S.	France
Viskase GMBH	Germany
Viskase SpA	Italy
Viskase Polska SP.Z0.0	Poland
Viskase Holdings Limited	United Kingdom
Viskase International Limited	United Kingdom
Viskase Limited	United Kingdom
Viskase (UK) Limited	United Kingdom
Viskase del Norte, S.A. de C.V.	Mexico

EXHIBIT B

Schedule 5.7(b)

Chief Executive Office

NAME OF ENTITY	CHIEF EXECUTIVE OFFICE

Viskase Companies, Inc.	625 Willowbrook Centre Parkway Willowbrook, Illinois 60527 (Du Page County)
WSC Corp. d/b/a Wisconsin Steel Company	Same as above.
Viskase Brasil Embalagens Ltda.	Same as above.
Viskase Europe Limited	Same as above.
Viskase Canada Inc.	Same as above.
Viskase S.A.S.	Same as above.
Viskase GMBH	Same as above.
Viskase SpA	Same as above.
Viskase Polska SP.Z0.0	Same as above.
Viskase Holdings Limited	Same as above.
Viskase International Limited	Same as above.
Viskase Limited	Same as above.
Viskase (UK) Limited	Same as above.
Viskase del Norte, S.A. de C.V.	Same as above.

EXHIBIT C

Schedule 5.7(c)

Organizational Identification Numbers

NAME OF ENTITY	ORGANIZATIONAL I.D. NUMBER

Viskase Companies, Inc.	0757401
Viskase Films, Inc.	0838080
WSC Corp. d/b/a Wisconsin Steel Company	2065779
Viskase Brasil Embalagens Ltda.	Foreign
Viskase Europe Limited	Foreign
Viskase Canada Inc.	Foreign
Viskase S.A.S.	Foreign
Viskase GMBH	Foreign
Viskase SpA	Foreign
Viskase Polska SP.Z0.0	Foreign
Viskase Holdings Limited	Foreign
Viskase International Limited	Foreign
Viskase Limited	Foreign
Viskase (UK) Limited	Foreign
Viskase del Norte, S.A. de C.V.	Foreign

EXHIBIT D

Schedule 5.8(c)

Capitalization of Borrower’s Subsidiaries

NAME OF ENTITY	JURISDICTION	NUMBER OF SHARES AUTHORIZED	NUMBER & PERCENTAGE OF OUTSTANDING SHARES OWNED BY BORROWER
Viskase Films, Inc.	Delaware	100	100 (100%)
WSC Corp. d/b/a Wisconsin Steel Company	Delaware	1,000	1,000 (100%)
Viskase Brasil Embalagens Ltda.	Brazil	33,956,830	27,335,248 (81%)
Viskase Europe Limited	United Kingdom	30,000,000	30,000,000 (100%)
Viskase Canada Inc.	Canada	Common: Unlimited Preferred: Unlimited	20 Common (100%) 480,000 Preferred (100%)
Viskase del Norte, S.A. de C.V.	Mexico	50 Class A	49 Class A (98%)
Viskase S.A.S. (owned by Viskase Europe Limited)	France	429,543	429,543 (100%)
Viskase GMBH (owned by Viskase S.A.S.)	Germany	1	1 (100%)

Viskase SpA (owned by Viskase S.A.S.)	Italy	45,000	45,000 (100%)
Viskase Polska SP.Z0.0 (owned by Viskase S.A.S.)	Poland	300	300 (100%)
Viskase Holdings Limited (owned by Viskase S.A.S.)	United Kingdom	1,900,100	20 (100%)
Viskase International Limited (owned by Viskase Holdings Limited)	United Kingdom	6,895,895	6,895,895 (100%)
Viskase Limited (owned by Viskase Holdings Limited)	United Kingdom	16,895,620	16,895,620 (100%)
Viskase (UK) Limited (owned by Viskase (UK) Limited)	United Kingdom	6,308,114	6,308,114 (100%)

EXHIBIT E

Bill of Sale

See Attached.